UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

WORKHORSE GROUP INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Workhorse Group Inc.

100 Commerce Drive

Loveland, Ohio  45140

May 25, 2016

Dear Stockholders:

It is our pleasure to invite you to the 2016 annual Meeting of Stockholders of Workhorse Group Inc.  We will hold the meeting on June 29, 2016, at our headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, at 10:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

We hope you will be able to attend the annual meeting.  Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in Workhorse Group Inc.

Sincerely,

/s/ Stephen S. Burns
Stephen S. Burns
CEO

2

Workhorse Group Inc.

100 Commerce Drive

Loveland, Ohio  45140

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 29, 2016

To the Stockholders of Workhorse Group Inc.:

Notice is hereby given that the 2016 annual meeting of the stockholders of Workhorse Group Inc. (“Workhorse” or the “Company”) will be held on June 29, 2016, at our headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, at 10:00 a.m., local time.  At the annual meeting or any postponement, adjournment or delay thereof (the “Annual Meeting”), you will be asked to consider and vote upon the following proposals:

1.	To elect five (5) directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2. 3.	To hold an advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement; To approve the Workhorse Group Inc. 2016 Incentive Stock Plan;

4.	To ratify the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement which is set forth on the following pages, where the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on May 11, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD, AND “FOR” EACH OF THE OTHER PROPOSALS.

Your vote is extremely important, regardless of the number of shares you own.   Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided in accordance with the instructions on the enclosed proxy card or voting instruction card.

 The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting.  We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ Raymond J. Chess
Raymond J. Chess
Chairman of the Board of Directors

3

YOU ARE RESPECTFULLY REQUESTED BY THE BOARD TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING OR VOTE IN PERSON AT THE MEETING. IF YOU RECEIVED THIS PROXY STATEMENT IN THE MAIL, A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about May 25, 2016.

Important Notice Regarding the Availability of Proxy Materials for the

Workhorse Group Inc. Annual Meeting of Stockholders to be Held on June 29, 2016

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available on the Investor Relations portion of our web site at http://workhorse.com/ .

4

WORKHORSE GROUP INC.

TABLE OF CONTENTS

Questions and Answers about the Proxy Materials and the Annual Meeting	6

Proposal 1: Election of Directors	12

Proposal 2: Advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement	15

Proposal 3: Approval of the Workhorse Group Inc. 2016 Incentive Stock Plan	16

Proposal 4: Ratification of Appointment of our Independent Registered Public Accounting Firm	19

Security Ownership of Certain Beneficial Owners and Management	19

Corporate Governance	22

Executive Compensation	26

Stockholder Proposals	29

Annual Report	29

Delivery of Proxy Materials to Households	29

Other Matters	30

5

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished by the Board of Directors of Workhorse Group Inc. (the “Board”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders or any postponement, adjournment or delay thereof (the “Annual Meeting”) to be held at our headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, on June 29, 2016, at 10:00 a.m., local time. This Proxy Statement, along with a Notice of Annual Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about May 25, 2016.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Workhorse,” “we,” “our,” “us” and “the Company” to refer to Workhorse Group Inc.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on May 11, 2016, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting.  You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may contact our transfer agent at the telephone number or address listed below to request an additional set of proxy materials:

Empire Stock Transfer 1859 Whitney Mesa Drive Henderson, NV 89014 Tel: (702) 818-5898 (F) 702-974-1444 email: rico@empirestock.com

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, Workhorse sent this Proxy Statement and a proxy card directly to you.

6

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold shares in street name, this Proxy Statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card included in the mailing. As a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

●	to elect five (5) directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
●	to hold an advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;
●	to approve the Workhorse Group Inc. 2016 Incentive Stock Plan;

●	to ratify the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and

●	to consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board recommends a vote “FOR” the election of each of the nominees to the Board, and “FOR” each of the other proposals.

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card . Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	In person at the Annual Meeting . All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

7

●	sending written notice of revocation to the Corporate Secretary of Workhorse;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board, and “FOR” each of the other proposals.

Q:	Will my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held beneficially in street name with a broker, your broker will not be authorized to vote on non-routine matters. Proposals 1, 2 and 3 are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purposes of determining the presence of a quorum, but otherwise do not affect the outcome of the foregoing matters being voted on at the Annual Meeting.

Q:	What are the voting requirements to approve each of the proposals?

A:

In the election of directors, the five (5) nominees receiving the highest number of affirmative votes will be elected.  You may withhold votes from any or all nominees.

The proposal to approve the compensation of our named executive officers as disclosed in the accompanying proxy statement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Abstentions will not affect the outcome of the vote on any of these proposals.

The proposal to approve the Company's 2016 Incentive Stock Plan requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting. Abstentions will not affect the outcome of the vote on any of these proposals.

The proposals for the ratification of the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2016 require the affirmative “FOR” votes of a majority of the votes cast on each matter.  Abstentions will not affect the outcome of the vote on any of these proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for proposals 1, 2, 3 and 4, shares that constitute broker non-votes are not considered entitled to be voted on those proposals.  As a result, the broker “non-vote” will have no effect on the outcome of those proposals, assuming that a quorum is present.

8

Q:	How many votes do I have?

A:	If you hold shares of common stock, you are entitled to one vote for each share of common stock that you hold. As of May 11, 2016, the record date, there were 23,105,109 shares of common stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for substitute nominees in place of those who do not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Julio Rodriguez and Stephen S. Burns, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the Annual Meeting, either in person or by proxy, totaling 11,575,660 shares. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on May 11, 2016 or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted. If you are not a stockholder of record but hold shares through a bank, broker or other nominee (i.e., in street name), you should be prepared to provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to May 11, 2016, a copy of the voting instruction card provided to you by your bank, broker or other nominee, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on June 29, 2016, at our headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, at 10:00 a.m., local time. You should allow adequate time for the check-in procedures.

9

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your bank, broker or other nominee. You may vote your shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your bank, broker or other nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to us or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote , except for the proposal to approve the amendment to our Articles of Incorporation where abstentions will have the same effect as a negative vote on the proposal.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four (4) business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Annual Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

10

Q:	How may I obtain Workhorse’s Annual Report on Form 10-K and other financial information?

A:	A copy of our Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”) is being sent to stockholders along with this Proxy Statement. Stockholders may request an additional free copy of the Annual Report and other financial information by contacting us at:

Workhorse Group Inc. 100 Commerce Drive Loveland, Ohio 45140 Attention: Stephen Burns Telephone: 513-360-4704

We will also furnish any exhibit to the Annual Report if specifically requested.

Alternatively, you can access the Annual Report at the investor relations portion of our website at www.workhorse.com . Our filings with the Securities and Exchange Commission (“SEC”) are also available free of charge at the SEC’s website at www.sec.gov .

Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Empire Stock Transfer 1859 Whitney Mesa Drive Henderson, NV 89014 Tel: (702) 818-5898 (F) 702-974-1444 email: rico@empirestock.com

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

Workhorse Group Inc. 100 Commerce Drive Loveland, Ohio 45140 Attention: Stephen Burns Telephone: 513-360-4704

You may also contact our transfer agent at the telephone number or address listed below

Empire Stock Transfer 1859 Whitney Mesa Drive Henderson, NV 89014 Tel: (702) 818-5898 (F) 702-974-1444 email: rico@empirestock.com

11

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting to serve until the 2016 annual Meeting of Stockholders (the “2016 annual Meeting”) and until their successors are duly elected and qualify.  The director nominees, each of whom currently serves on the Board, are Raymond J. Chess James E. Taylor, , H. Benjamin Samuels, Gerald B. Budde and Stephen S. Burns.   If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for substitute nominees in place of those who do not stand.  We have no reason to expect that any of the nominees will not stand for election.

Executive Officers and Directors

Set forth below is a list of the names, ages as of May 11, 2016 and positions, and a brief account of the business experience of the individuals who serve as our directors as of the date of this proxy.

Name	Age	Position
Raymond J. Chess	58	Director, Chairman
James E. Taylor	58	Director
H. Benjamin Samuels	49	Director
Gerald B. Budde	55	Director
Stephen S. Burns	55	Director, Chief Executive Officer, Secretary and Treasurer

Our officers and directors are elected annually for a one year term or until their respective successors are duly elected and qualified or until their earlier resignation or removal.

The following is a brief summary of the background of each of our directors and executive officers, including specific information about each director’s experience, qualifications, attributes or skills that led the Board of Directors to the conclusion that the individual is qualified to serve on our Board of Directors.

Raymond J. Chess, Director Chairman

Prior to joining the Company, Mr. Chess served as a Global Vehicle Line Executive for General Motors Co. (“GM”), where he was responsible for global, cross functional general management of the GM crossover market segment from May 2009 through December 2012. Prior to this, from August 2001 until April 2009, Mr. Chess was responsible for GM’s commercial truck segment. Previous GM assignments included leadership roles in the full size truck segment, metal fabrication and body assembly. Mr. Chess's background includes broad, hands-on manufacturing leadership roles with manufacturing, engineering and manufacturing floor operations. Mr. Chess holds a Bachelor’s of Science degree in Mechanical Engineering from Kettering University and an MBA from Indiana University.

James E. Taylor, Director

Mr. Taylor has over three decades of automotive experience. Currently he is Chief Marketing Officer at Karma Automotive responsible for Product Planning, Design, Sales and Marketing of the soon to be re launched luxury extended range electric vehicle of what was Fisker prior to their bankruptcy. While at GM, he served as CEO of Hummer during the attempted divesture. Prior to that, he was President of Cadillac, responsible for the product planning, marketing, promotional and sales activities that significantly contributed to Cadillac’s global renaissance. Prior to that, Mr. Taylor was a Vehicle Line Executive for Cadillac, directing the planning, engineering and manufacturing of the award-winning ground up Cadillac CTS, SRX and the STS models. In addition, he held several senior positions globally in the Purchasing area. Taylor holds a Bachelor of Science degree in Mechanical Engineering & Management from McMaster University, Ontario, Canada.

H. Benjamin Samuels, Director

Mr. Samuels served as CEO of Victory Packaging from May 2007 through 2015, during which time he led an executive team which currently manages more than 1,500 employees. In 2015, Mr. Samuels was appointed as Co-President after Victory Packaging was acquired by KapStone Paper and Packaging Corporation. From 1997 through 2007, Mr. Samuels served as Vice Chairman and leader of Victory Packaging's national accounts group, real estate, finance and legal departments, achieving a period of unprecedented growth in sales and revenues. Mr. Samuels joined Victory Packaging in 1995 as its regional operating manager of Texas. Mr. Samuels is an active member in the community, where he recently served as the Chairman of the Houston Food Bank. Mr. Samuels also served as the President of the Houston Chapter of the American Jewish Committee before joining its National Board of Governors. Mr. Samuels served on the boards of and held leadership positions with American Leadership Forum, Serve Houston, Holocaust Museum Houston, Jewish Federation of Greater Houston and Jewish Family Service. Mr. Samuels received a Bachelor’s degree in American studies and economics from Amherst College in Massachusetts well as an MBA from the Harvard Graduate School of Business Administration.

12

Gerald Budde, Director

From September 2011 through the present, Mr. Budde serves as the Chief Financial Officer of AssuredPartners NL, LLC and maintains titles for other affiliated companies.  Mr. Budde was previously the Chief Financial Officer and shareholder of Neace Lukens Holding Company and Subsidiaries from July 2003 through September 2011, when it was acquired by Assured Partners Capital, Inc.  AssuredPartners was founded in 2011 and is a national partnership of leading independent property and casualty and employee benefits brokerage firms.  Mr. Budde was the Machine Tool Group Controller of Cincinnati Milacron Inc. from April 1994 to October 1998, at which time he was appointed as Vice President of Finance after Cincinnati Milacron’s machine tool group was acquired by UNOVA Industrial Automation Systems, Inc.   Mr. Budde remained in that role prior to joining Neace Lukens in 2003.  Mr. Budde was a Certified Public Accountant until he left public accounting and Ernst & Young and after 11 years of service in 1994. Mr. Budde is currently a member of the Board of Trustees and the Finance Committee of Mt. Notre Dame high school and is also a member of the Finance Commission of St. Margaret of York parish and school.  Mr. Budde received a Bachelor’s degree in Accounting from the University of Dayton.

Stephen S. Burns, Director, Chief Executive Officer, Secretary and Treasurer

Mr. Burns is a Co-Founder in the Company and has served as the Company’s CEO since inception. Mr. Burns was appointed as CEO, CFO, Treasurer and Secretary of the Company on December 28, 2009. Mr. Burns had founded several companies, most recently iTookThisOnMyPhone.com, a mobile photo and video-sharing technology company, MobileVoiceControl, Inc. a developer of high-end speech recognition software for smartphones sold to Nuance Communications (NASDAQ:NUAN), Inc. in 2006, AskMeNow [OTC:AKMN] a mobile search and information delivery system sold to Ocean West Holdings in 2005, PocketScript, the leading mobile electronic prescription system in the world which was sold to ZixCorp [NASDAQ:ZIXI] in 2002, Over The Line/AdLink, sold to Gannett Co. Inc. (NYSE:GCI) in 1994 and the design and development of Suspension Parameter Measurement Machines.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons are presented to, reviewed and approved by the Board of Directors. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the Board of Directors deems relevant.

13

Except as set forth below, at no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or was involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest. On May 23, 2014 Mr. Burns converted an aggregate of $108,700 that Mr. Burns deposited and/or loaned to us into 108,700 shares of our common stock and a common stock purchase warrant to acquire 54,350 shares of common stock at $1.50 per share. Prior to joining the Board, the Gerald B. Budde Living Trust dated 9/8/14, of which Mr. Budde is a trustee, acquired 50,000 shares of common stock and a common stock purchase warrant to acquire 25,000 shares of common stock at an exercise price of $1.50. Prior to joining the Board, the Samuel 2012 Children's Trust UAD 10/28/12 (the "Trust") invested $2,000,000 in consideration of 571,428 shares of common stock, a common stock purchase warrant to acquire 428,571 shares of common stock at an exercise price of $5.28 per share, and a common stock purchase warrant to acquire 142,857 shares of common stock at an exercise price of $5.28 per share.  Mr. Samuels is a trustee of the Trust.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to report their initial beneficial ownership and any subsequent changes in that beneficial ownership of our securities to the SEC. Based solely on a review of the copies of the reports furnished to us, we believe that all such reports for the year ended December 31, 2015 were filed on a timely basis.

Vote Required

The five (5) nominees receiving the highest number of affirmative votes will be elected to the Board.  You may withhold votes from any or all nominees.

Recommendation of the Board

The Board recommends a vote “FOR” the election of the nominees to the Board to serve until the 2017 Annual Meeting and until their successors are duly elected and qualify.

14

PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking an advisory vote of our stockholders on the compensation of our named executive officers, as required by Section 14A of the Exchange Act. Our board of directors recommends that you vote in favor of the resolution approving the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion contained in this proxy statement. Since the vote is advisory in nature, the results will not be binding on our board of directors or our Compensation Committee. However, if there is a significant vote against the compensation of our named executive officers, our board of directors and our Compensation Committee will carefully evaluate whether any actions are necessary to address those concerns.

Following our 2015 annual stockholder meeting, we decided to hold an advisory vote on the compensation of our named executive officers every year. Accordingly, the next advisory vote (following our 2017 Annual Meeting) on the compensation of our named executive officers will occur next year at our annual stockholder meeting.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will be required to approve the Amendment. Abstentions will be counted as present for purposes of determining if a quorum is present, and will have the same effect as a negative vote on this proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the compensation of the Company's named executive officers on an advisory basis.

15

PROPOSAL NO. 3: APPROVAL OF OUR 2016 INCENTIVE Stock PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2016 Incentive Stock Plan (the "2016 Incentive Plan") and to authorize 500,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2016 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2016 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices.

General

The 2016 Incentive Plan was adopted by the Board of Directors. The Board of Directors has reserved 500,000 shares of Common Stock for issuance under the 2016 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2016 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2016 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2016 Incentive Plan is not adopted the Company, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2016 Incentive Plan is administered by a committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").. All questions of interpretation of the 2016 Incentive Plan are determined by the Committee, and its decisions are final and binding upon all participants.

Eligibility

Under the 2016 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2016 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2016 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 100% of the fair market value of such Common Shares at the time such

Option is granted.

16

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Committee, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Committee at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2016 Incentive Plan or as determined by the Committee, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2016 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2016 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2016 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2016 Incentive Plan. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2016 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

 Incentive Stock Options

        The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of common stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient's liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of common stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of common stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient, if any.

17

Nonstatutory Stock Options

        The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards

        Recipients who receive restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive performance shares will generally recognize ordinary income at the time of settlement, in an amount equal to the cash received, if any, and the fair market value of any shares received. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2016 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will be required to approve the Amendment. Abstentions will be counted as present for purposes of determining if a quorum is present, and will have the same effect as a negative vote on this proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the Company's 2016 Incentive Stock Plan.

18

PROPOSAL NO. 4:  RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2016.  Although this appointment does not require ratification, the Board has directed that the appointment of Clark, Schaefer, Hackett & Co. be submitted to stockholders for ratification due to the significance of their appointment to us.  If stockholders do not ratify the appointment of Clark, Schaefer, Hackett & Co., the Board will consider the appointment of another independent registered public accounting firm for the fiscal year ending December 31, 2016. Representatives of Clark, Schaefer, Hackett & Co. are expected to be present at the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Fees Billed by our Independent Registered Public Accounting Firm During Fiscal 2014 and 2015

The total fees charged to the Company by Clark Schaefer Hackett & Company, the Company's independent registered public accounting firm, are as follows ($ thousands):

	Audit	Taxes	Other	Total
2015	71.2	4.8	2.4	78.4
2014	68.5	4.7	0.3	73.5

The current policy of the directors, acting as the audit committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services. The audit and audit related fees include fees for the annual audit of the financial statements and review of financial statements included in 10Q filings. Fees charged by Clark, Schaefer Hackett & Company were approved by the Board with engagement letters signed by Stephen S. Burns, Chief Executive Officer.

Vote Required

The affirmative vote of a majority of the votes cast on the matter is required to ratify the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2016.  Abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of March 25, 2016, by:

●	each person known by us at that date to be the beneficial owner of more than 5% of the outstanding shares of our based solely on Schedule 13D/13G filings with the SEC;

●	each of our officers and directors at such date; and

●	all of our executive officers and directors at such date, as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name of Beneficial Owner (1)		Common Stock Beneficially Owned	Percentage of Common Stock (2)
Joseph T. Lukens	(3)	6,924,135	28.3%
Stephen D. Baksa	(4)	3,389,423	14.7%
Stephen S. Burns *	(5)	1,552,054	6.7%
Benjamin Samuels *	(6)	1,192,856	5.3%
James Taylor *	(7)	469,936	2.1%
Raymond Chess *	(8)	160,000	**
Gerald Budde *	(9)	125,000	**
Martin Rucidlo *	(10)	219,919	1.0%
Julio C. Rodriguez *	(11)	143,433	**
Executive officers and directors as a group		3,863,197	15.1%

*	Executive officer and/or director of the Company.
**	Less than 1%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Workhorse Group Inc, 100 Commerce Drive, Loveland, Ohio 45140

(2)	Applicable percentage ownership is based on 22,371,669 shares of common stock outstanding as of March 25, 2016. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of December 31, 2015 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

20

(3)	Represents (i) 1,900,689 shares of common stock held directly by Mr. Lukens; (ii) 154,870 shares of common stock held by The Joe & Kim Lukens Foundation; (iii) 2,697,147 shares of common stock held by the US Trust Company of Delaware Administrative Trustee of the Joe & Kim Lukens Dynasty Trust; (iv) 25,000 shares of common stock held by the Joseph T Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Heidi H. Lukens U/T/A Dated 2/23/2016; (v) 25,000 shares of common stock held by the Joseph T Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Chelsey L. Lukens U/T/A Dated 2/23/2016; (vi) 25,000 shares of common stock held by the Joseph T Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Nathan J. Lukens U/T/A Dated 2/23/2016; (vii) 25,000 shares of common stock held by the Joseph T Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Roman E. Lukens U/T/A Dated 2/23/2016; (viii) a common stock purchase warrant to acquire 900,000 shares of common stock at $1.50 per share; (ix) a common stock purchase warrant to acquire 600,000 shares of common stock at $1.50 per share; and (x) a common stock purchase warrant to acquire 571,429 shares of common stock at $5.28 per share.

(4)	Represents (i) 2,677,513 shares of common stock held directly by Mr. Baksa; (ii) common stock purchase warrants to acquire 71,429 shares of common stock at $1.40 per share; (iii) a common stock purchase warrants to acquire 375,000 shares of common stock at $1.50 per share; (iv) 31,000 shares of common stock held by the Stephen D. Baksa 2012 Trust F/B/O Sarah E. Marra, F/B/O Brian S. Baksa; (v) a common stock purchase warrant to acquire 91,624 shares of common stock at $5.28 per share; and (vi) a common stock purchase warrant to acquire 142,857 shares of common stock at $5.28 per share.

(5)	Represents (i) 767,339 shares of common stock, a common stock purchase warrant to acquire 193,275 shares of common stock and a stock option to acquire 591,440 shares of common stock.

(6)	Represents (i) 571,428 shares of common stock held by Samuel 2012 Children's Trust UAD 10/28/12 (the "Trust"), (ii) a common stock purchase warrant to acquire 428,571 shares of common stock at an exercise price of $5.28 per share held by the Trust, (iii) a common stock purchase warrant to acquire 142,857 shares of common stock at an exercise price of $5.28 per share held by the Trust, and (iv) a stock option to acquire 50,000 shares of common stock at $7.01 per share. Mr. Samuels is a trustee of the Trust.

(7)	Represents (i) common stock purchase warrants to acquire 110,000 shares of common stock at $20 per share and (ii) a stock option to acquire 359,536 shares of common stock at $4.32 per share.

(8)	Represents a stock option to acquire 160,000 shares of common stock at $1.36 per share.

(9)	Represents (i) 50,000 shares of common stock held by the Gerald B. Budde Living Trust dated 9/8/04, (ii) stock option to acquire 50,000 shares of common stock at an exercise price of $7.01 per share and (iii) a common stock purchase warrant to acquire 25,000 shares of common stock at $1.50 per share.

(10)	Represents (i) 119,919 shares of common stock, (ii) a stock option to acquire 100,000 shares of common stock at $2.18 per share.

(11)	Represents a stock option to acquire 143,433 shares of common stock at $1.33 per share.

21

 CORPORATE GOVERNANCE

Governance Policies of the Board of Directors

The Board of Directors has adopted Governance Policies of the Board of Directors to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders.  These policies provide a framework for the conduct of the Board’s business.

Committees

Establishment of Board Committees and Adoption of Charters

On December 17, 2015, the Company established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee (collectively, the "Committees") and approved and adopted charters to govern each of the Committees.

In connection with the establishment of the Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee, the Board of Directors of the Company appointed members to each such committee. Currently, all three committees are comprised of three (3) directors meeting the requirements set forth in each applicable charter. The membership of these three standing committees of the Board of Directors of the Company is as follows:

Nominating and Corporate Governance Committee	Compensation Committee	Audit Committee
Raymond Chess (Chairman)	James Taylor (Chairman)	Gerald Budde (Chairman)
Gerald Budde	Gerald Budde	Raymond Chess
James Taylor	Benjamin Samuels	Benjamin Samuels

Compensation Committee.

Our board of directors has determined that each of the members are an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of a compensation committee. The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits. The Compensation Committee also administers our equity incentive plans. During 2015, the Compensation Committee did not meet as the committee was only formed in December 2015. The Compensation Committee is governed by a written charter approved by the board of directors. A copy of the Compensation Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website. The Compensation Committee works with the Chairman of the Board and Chief Executive Officer and reviews and approves compensation decisions regarding senior management including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

Nominating and Corporate Governance Committee.

22

Our board of directors has determined that each of the members of the Governance Committee is an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. The Governance Committee is generally responsible for recommending to our full board of directors policies, procedures, and practices designed to help ensure that our corporate governance policies, procedures, and practices continue to assist the board of directors and our management in effectively and efficiently promoting the best interests of our stockholders. The Governance Committee is also responsible for selecting and recommending for approval by our board of directors and our stockholders a slate of director nominees for election at each of our annual meetings of stockholders, and otherwise for determining the board committee members and chairmen, subject to board of directors ratification, as well as recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur or be created from time to time, all in accordance with our bylaws and applicable law. The Governance Committee’s principal functions include:

•	developing and maintaining our corporate governance policy guidelines;

•	developing and maintaining our codes of conduct and ethics;

•	overseeing the interpretation and enforcement of our Code of Conduct and our Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers;

•	evaluating the performance of our board of directors, its committees, and committee chairmen and our directors; and

•	selecting and recommending a slate of director nominees for election at each of our annual meetings of the stockholders and recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur from time to time.

During 2015, the Governance Committee did not meet due to the fact that the committee was only formed in December 2015. The Governance Committee is governed by a written charter approved by our board of directors. A copy of the Governance Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website. In identifying potential independent board of directors candidates with significant senior-level professional experience, the Governance Committee solicits candidates from the board of directors, senior management and others and may engage a search firm in the process. The Governance Committee reviews and narrows the list of candidates and interviews potential nominees. The final candidate is also introduced and interviewed by the board of directors and the lead director if one has been appointed. In general, in considering whether to recommend any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, the Governance Committee will apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, commitment to understanding our business and industry, experience, conflicts of interest and the ability to act in the interests of our stockholders. Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to our board of directors. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities. Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our Governance Committee. Assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Audit Committee.

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has determined that the members are all “independent directors” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act. In addition, Mr. Budde is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and demonstrates “financial sophistication” as defined by the rules of The NASDAQ Stock Market, Inc. The Audit Committee is appointed by our board of directors to assist our board of directors in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our internal and external auditors. The Audit Committee’s principal functions include:

•	reviewing our annual audited financial statements with management and our independent auditors, including major issues regarding accounting and auditing principles and practices and financial reporting that could significantly affect our financial statements;

•	reviewing our quarterly financial statements with management and our independent auditor prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements;

•	recommending to the board of directors the appointment of, and continued evaluation of the performance of, our independent auditor;

23

•	approving the fees to be paid to our independent auditor for audit services and approving the retention of our independent auditor for non-audit services and all fees for such services;

•	reviewing periodic reports from our independent auditor regarding our auditor’s independence, including discussion of such reports with the auditor;

•	reviewing significant reports to management prepared by our internal auditing department and management’s responses;

•	reviewing the adequacy of our overall control environment, including internal financial controls and disclosure controls and procedures; and

•	reviewing with our management and legal counsel legal matters that may have a material impact on our financial statements or our compliance policies and any material reports or inquiries received from regulators or governmental agencies.

As the committee was only formed in December 2015, the Audit Committee has not met. The Audit Committee is governed by a written charter approved by our board of directors. A copy of the Audit Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website.

Meetings may be held from time to time to consider matters for which approval of our Board of Directors is desirable or is required by law.

Company Policies

The Company has established the following written policies that have been distributed and reviewed with all Company employees:  Approval policy, Purchase Requisition policy, Conflict of Interest policy, “Do the Right Thing (ethics) policy and a Travel and Expense policy.

Compensation of Directors

We have entered into the following arrangements:

On October 11, 2010, Mr. Taylor entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000.  Additionally, the Company granted Mr. Taylor options to purchase 325,000 shares of the Company’s common stock at $0.68 per share.  The options will expire five years from the vesting period with 75,000 options vesting upon the signing of the agreement and 50,000 every six months thereafter for a total of 325,000 shares.

On October 24, 2013, the size of the Board of Directors was increased from two to three and Raymond J. Chess was appointed as a director of the Company.  Prior to joining the Board of Directors, Mr. Chess served on our advisory board pursuant to which he received a stock option to acquire 100,000 shares of common stock at an exercise price of $0.25 per share.  On October 24, 2013, Mr. Chess entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000.  Additionally, the Company granted Mr. Chess options to purchase 500,000 shares of the Company’s common stock at US$0.26 per share.  The options will expire five years from the vesting period with 100,000 options vesting upon the signing of the agreement and 40,000 every six months thereafter for a total of 500,000 shares.

On February 13, 2015 Marshall Cogan entered into an agreement with the Company to serve as Chief Investment Officer. In addition, Mr. Cogan was appointed as Chairman of the Board of directors for the Company, replacing James Taylor, who remained on the Board as a director.  Mr. Cogan entered into a letter of agreement with the Company to receive an annual salary of $135,000 and options to acquire 750,000 shares of common stock, exercisable for the three-year Employment Term at $1.50 per share ("Executive Stock Options"), subject to vesting. The Executive Stock Options were to be earned and vested in equal tranches of 250,000 on the one-year, two-year and three-year anniversary of the agreement, which such vesting is subject to Executive's continued employment as an executive with the Company as of the vesting date. In May 2015, the Company terminated Marshall S. Cogan as Chief Investment Officer. Further, the Executive Employment Agreement and the Stock Option Agreement entered between the Company and Mr. Cogan dated February 13, 2015 have also been terminated. On June 17, 2015, Mr. Cogan submitted his resignation as a director of the Company.

24

On December 17, 2015, Messrs. Budde and Samuels entered into letter agreements with the Company pursuant to which they were each appointed as directors of the Company in consideration of an annual fee of $40,000.  Additionally, the Company granted Messrs. Budde and Samuels options to purchase 50,000 shares of the Company’s common stock at $7.01 per share.  The options will expire five years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every June 30 and December 31 thereafter for a total of 50,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2015 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Board Leadership Structure

Mr. Burns currently serves as our principal executive officer and Raymond J. Chess serves as chairman of our Board of Directors. The Board of Directors has chosen to separate the principal executive officer and chairman positions because it believes that (i) independent oversight of management is an important component of an effective board of directors and (ii) this structure benefits the interests of all stockholders. If the Board of Directors convenes for a special meeting, the non-management directors will meet in executive session if circumstances warrant. Given the composition of the Board of Directors with a strong slate of independent directors, the Board of Directors does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if circumstances change. We believe that the structure described above is the best structure to lead us in the achievement of our goals and objectives and establishes an effective balance between management leadership and appropriate oversight by independent directors.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management.  In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Ethics

We have adopted a Code of Ethics applicable to our officers, directors and employees. The Code of Ethics requires each covered person to act with honesty, ethics and integrity and to avoid actual or apparent conflicts of interest in their personal and professional relationships. We intend to disclose any amendments to, or waivers of, certain provisions of the Code of Ethics as required by the applicable rules and regulations of the SEC. The text of the Code of Ethics is posted in the “Corporate Governance” section of our website, http://workhorse.com/. A copy of the Code of Ethics is also available in print, free of charge, upon written request to 100 Commerce Drive, Loveland, Ohio 45140, Attention: Stephen Burns.

25

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

Workhorse Group Inc.

100 Commerce Drive

Loveland, Ohio 45140

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements.  The Corporate Secretary will determine when a communication is not to be forwarded.  Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth the compensation earned for services rendered to us, for the fiscal years indicated, by our executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen S. Burns CEO and	2015	275,000			111,900				386,900
Director	2014	200,000	-	-	256,034	-	-	-	456,034

Martin J. Rucidlo	2015	125,000			22,380				147,380
President	2014	125,000	-	-	112,074	-	-	-	237,074

Julio C. Rodriguez Chief Financial	2015	150,000			55,950				205,950
Officer	2014	150,000	-	-	68,804	-	-	-	218,804

Employment Agreements

Stephen S. Burns Employment Agreement

On December 8, 2010, Stephen S. Burns entered into an employment agreement with the Company pursuant to which he was appointed as the President of the Company in consideration of an annual salary of $200,000, however, only 50% of the salary ($100,000) will be payable at this time. The remaining 50% of the salary will accrue and be deferred until the board of directors elects to increase the salary to include all or a portion of the deferred salary based on certain events. Additionally, Mr. Burns will be eligible for annual bonuses with a target amount of 100% of his salary. The actual amount of any bonus may be more or less than such target and will be determined by the Board in its absolute discretion. Half of the bonus may be paid, in the Company’s discretion, in unregistered shares of common stock at a price per share equal to the weighted average closing price per share of the common stock over the twenty most recent trading days prior to such grant. In addition to the salary and any bonus, Mr. Burns will be entitled to receive health and fringe benefits that are generally available to the Company’s management employees in accordance with the then existing terms and conditions of the Company’s policies. As additional compensation, the Company granted Mr. Burns options to acquire 30,000 shares of common stock at an exercise price of $7.20 per share for a period of ten years. The Company also provided Mr. Burns with a common stock purchase warrant to acquire 30,000 shares of Common Stock exercisable at any time in the five years following the signing of the agreement at an exercise price of $2.00 per share. Effective August 24, 2012, Mr. Burns resigned as President and continues to serve as a director as well as Chief Executive Officer, Secretary and Treasurer of the Company. As of December 31, 2015, payroll in the amount of $108,335 was due and payable and included in accounts payable, based on terms of Mr. Burns’s employment agreement.

26

Martin J. Rucidlo Employment Agreement

On August 24, 2012, Martin J. Rucidlo was engaged by the Company to serve as the President of the Company. Mr. Rucidlo replaced Stephen S. Burns who resigned as President and continues to serve as a director as well as Chief Executive Officer, Secretary and Treasurer of the Company. On August 24, 2012, Mr. Rucidlo entered into a letter agreement with the Company pursuant to which he was appointed as the President of the Company in consideration of an annual salary of $125,000. As additional compensation, the Company granted Mr. Rucidlo options to purchase 30,000 shares of the Company’s common stock at an exercise price of $2.10 per share. The options will expire three years from the vesting period with 9,000 options vesting upon the signing of the Agreement and 10,500 options vesting each of the following two years on the anniversary date of the Agreement for a total of 30,000 shares.

Julio C. Rodriguez Employment Agreement

On August 15, 2013, Julio C. Rodriguez and the Company entered into an employment agreement pursuant to which Mr. Rodriguez agreed to serve as the Chief Financial Officer of the Company. The Agreement has an effective date of August 7, 2013. Mr. Rodriguez will replace Richard J. Calme who resigned as the Interim Chief Financial Officer. Mr. Calme has been appointed to serve as Director of Finance of the Company. Pursuant to the terms of the Employment Agreement, Mr. Rodriguez shall receive an annual salary of $150,000. In addition to the salary, Mr. Rodriguez will be entitled to receive health and fringe benefits that are generally available to the Company’s management employees. As additional compensation, the Company granted Mr. Rodriguez options to acquire 30,000 shares of common stock at an exercise price of $4.00 per share for a period of two years.

The following table sets forth information with respect to the outstanding equity awards of our principal executive officers and principal financial officer during 2014, and each person who served as an executive officer of the Company as of December 31, 2015:

27

Outstanding Equity Awards at 2015 Fiscal Year End

The following table presents, for each of the named executive officers, information regarding outstanding equity awards as of December 31, 2015.

	Outstanding Equity Awards at Fiscal Year-End
	Option awards					Stock awards
Name and principal position	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised options (#)	Options exercise price ($)	Option expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Stephen	50,000	0	0	$6.00	5/23/2016	0	$0	0	$0
S. Burns	30,000	4,538	0	$1.10	12/3/2016	0	$0	0	$0
CEO and	40,000	17,333	0	$2.90	3/14/2018	0	$0	0	$0
Director	16,667	0	0	$0.10	6/30/2019	0	$0	0	$0
	40,000	0	0	$0.10	6/30/2019	0	$0	0	$0
	50,000	26,250	0	$0.10	6/30/2019	0	$0	0	$0
	174,773	0	0	$0.10	6/30/2019	0	$0	0	$0
	50,000	30,000	0	$1.40	12/18/2019	0	$0	0	$0
	50,000	35,000	0	$1.75	8/11/2020	0	$0	0	$0
	60,000	19,470	0	$4.00	11/15/2020	0	$0	0	$0
	30,000	30,000	0	$7.20	12/5/2020	0	$0	0	$0

Martin J.	25,000	3,781	0	$1.10	12/3/2016	0	$0	0	$0
Rucidlo	20,000	8,667	0	$2.90	3/14/2018	0	$0	0	$0
President	25,000	15,000	0	$1.40	12/18/2019	0	$0	0	$0
	10,000	7,000	0	$1.75	8/11/2020	0	$0	0	$0
	20,000	6,490	0	$4.00	11/15/2020	0	$0	0	$0

Julio C.	30,000	10,333	0	$4.00	8/6/2018	0	$0	0	$0
Rodriguez	49,323	0	0	$0.10	6/30/2019	0	$0	0	$0
CFO	4,110	0	0	$0.10	6/30/2019	0	$0	0	$0
	20,000	10,500	0	$0.10	6/30/2019	0	$0	0	$0
	15,000	9,000	0	$1.40	12/18/2019	0	$0	0	$0
	25,000	17,500	0	$1.75	8/11/2020	0	$0	0	$0

28

Director Compensation

The following table summarizes the compensation for our non-employee directors for the fiscal year ended December 31, 2015. All compensation paid to our employee directors is included under the summary compensation table above.

Name	Fees Earned or Paid in Cash $	Stock Awards $	Option Awards $	Non-equity Incentive Plan Compensation $	Change in Pension Value and Non-Qualified Degerred Compensation Earnings $	All Other Compensation $	Total $
Benjamin Samuels	-	-	159,330	-	-	-	159,330
Ray Chess	40,000	-	22,380	-	-	-	62,380
Gerald Budde	-	-	159,330	-	-	-	159,330
Jim Taylor	80,000	-	70,445	-	-	-	150,445

STOCKHOLDER PROPOSALS

Stockholder proposals, including director nominations, intended for inclusion in our proxy statement for the 2017 Annual Meeting (expected to be held on or about May 1, 2017) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be submitted to us on or before December 31, 2016 so that they may be considered by us for inclusion in our proxy statement relating to that meeting.

ANNUAL REPORT

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at the Investor Relations portion of our website as well as on the SEC’s website at www.sec.gov.  The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2015.  The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Empire Stock Transfer, by calling (702) 818-5898, or by forwarding a written request addressed to Empire Stock Transfer, 1859 Whitney Mesa Drive, Henderson, NV 89014; (F) 702-974-1444; email: rico@empirestock.com. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this Proxy Statement will be sent. By contacting Empire Stock Transfer, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

29

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

The information presented in this proxy statement under the caption “Report of the Board of Directors” will not be deemed to be “soliciting material” or deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any of our previous filings under such acts shall be interpreted as incorporating by reference the information presented under said specified captions.

Where You Can Find More Information

We file annual, quarterly and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s Web site, located at  http://www.sec.gov . We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Workhorse Group Inc., 100 Commerce Drive, Loveland, Ohio 45140, Attn: Investor Relations.

By Order of the Board of Directors

Raymond J. Chess, Chairman

Loveland, Ohio

May 25, 2016

30

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at http://www.workhorse.com.

WORKHORSE GROUP INC.

Annual Meeting of Stockholders

June 29, 2016 10:00 AM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF WORKHORSE GROUP INC.

The undersigned stockholder of Workhorse Group Inc., a Nevada corporation (the “Company”), hereby appoints Stephen S. Burns and Julio Rodriguez, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held June 29, 2016, at the Company’s headquarters located at 100 Commerce Drive, Loveland, Ohio 45140, and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERERIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

31

WORKHORSE GROUP INC. 100 Commerce Drive Loveland, Ohio 45140

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to 1859 Whitney Mesa Drive, Henderson, NV 89014; (F) 702-974-1444; email: rico@empirestock.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors

☐ Stephen S. Burns
☐ Raymond J. Chess
☐ James E. Taylor
☐ H. Benjamin Samuels
☐ Gerald B. Bate

	☐ Vote FOR all nominees (except as marked) ☐	Vote WITHHELD from all nominees

2.	Advisory approval of the compensation of our named executive officers.

	☐ Vote FOR all nominees (except as marked) ☐	Vote WITHHELD from all nominees

3	Approve the Workhorse Group Inc. 2016 Incentive Stock Plan.

☐ For ☐ Against ☐ Abstain

4	Ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accounting firm for the fiscal year ending December 31, 2016.

☐ For ☐ Against ☐ Abstain

NOTE:  The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature:	Date:	Signature:	Date:

Print Name:		Print Name:

32